UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 _______________________________

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

SAN JOAQUIN BANCORP (Exact name of registrant as specified in charter)

California	000-52165	20-5002515

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

____1000 Truxtun Avenue, Bakersfield, California 93301 ____
(Address of Principal Executive Offices) (Zip Code)

661-281-0360 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2007, the Registrant announced its earnings for the quarter and year ended December 31, 2006. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release dated February 7, 2007.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are included with this Report: Exhibit 99.1 Press release dated February 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN JOAQUIN BANCORP

By: /S/ Stephen M. Annis Executive Vice President and Chief Financial Officer Date: February 7, 2007